Exhibit 99.1

A Public Non - Traded Real Estate Investment Trust* American Realty Capital Global Trust II, Inc. Publicly Registered Non - Traded Real Estate Investment Trust Fourth Quarter Investor Presentation

American Realty Capital Global Trust II, Inc. 2 IMPORTANT INFORMATION REGARDING THE OFFERING Risk Factors See the section entitled “Risk Factors ” in the most recent Annual Report on Form 10 - K for a discussion of the risks which should be considered in connection with our company . Forward - Looking Statements This presentation may contain forward - looking statements . You can identify forward - looking statements by the use of forward looking terminology such as “believes,” “expects,” “may,” “will,” “would,” “could,” “should,” “seeks,” “intends,” “plans,” “projects,” “estimates,” “anticipates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases . Please review the end of this presentation and the fund’s most recent Annual Report on Form 10 - K for a more complete list of risk factors, as well as a discussion of forward - looking statements.

American Realty Capital Global Trust II, Inc. 3 STRATEGIC VIEW Quality Diversity Focus Value Creation • High quality, Mission - Critical assets • Predominantly Investment - Grade tenants • Owns assets across 6 countries • Owns assets in 12 industries • Single - Tenant, net leased properties • Office, Industrial & Distribution Assets • Attractive spreads between cash cap - rates and cost of debt • Currency risk is hedged with a number of instruments

American Realty Capital Global Trust II, Inc. 4 Key Criteria Tenant Credit Quality Real Estate / Market Fundamentals Asset Type • Tenant credit review • Competitive advantage analysis • Lease and Market rent analysis • Replacement cost determination Structure & Pricing • Single tenant, net lease, income producing, commercial properties • Corporate headquarters or other mission critical assets • Long - term leases tied to inflation indices or annual increases • Maximize differential between cap rates and cost of funding Hedging Strategy • Minimize principal/equity risk through asset - liability matching in local currencies (USD, EUR and GBP) • Hedge net income from operations with forward currency swaps Investment Process Deal Sourcing • Acquisition team with extensive real estate investment experience • Off - market opportunities from deep industry relationships • Tenants, owners, brokers, banks, capital markets • Senior management determines properties or portfolios to pursu e Due Diligence • Issue and negotiate Letters of Intent (LOI) • Preliminary due diligence conducted on all properties or portfolios • Rental income projections and impact to portfolio analysis • Lease abstracts commence • Complete in - depth due diligence • Analyze financing alternatives • Contract negotiations Approval • Review & approval by investment committee • Board approves each transaction • Sign and execute purchase contract • Procure debt/equity financing • Close transaction INVESTMENT CRITERIA / PROCESS Well - defined investment strategies, rigorous underwriting and a skilled acquisition team are used to assemble a high - quality, long duration, diversified, net lease property portfolio in the U . S . and Europe .

(1) Contract purchase price, excluding acquisition related costs, based on the exchange rate at the time of purchase (2) Based on Square Footage (3) Based on a price of $25 per share (4) Based on Annualized Rental Income ARC GLOBAL II PORTFOLIO HIGHLIGHTS Notable Tenants (Portfolio as of December 31, 2015) American Realty Capital Global Trust II, Inc. 5 Real Estate Purchase Price $619.9 million (1) No. of Properties 16 Rentable Square Feet 4,227,755 Percentage leased 99.9% Avg. Remaining Lease Term (2) 9.0 years No. of Industries 12 Countries 6 Distribution Yield (3) 7.1% Weighted Avg. Mortgage Rate / Cost of All Debt 2.7% / 4.4% France 24.2% Germany 2.2% Luxembourg 9.5% The Netherlands 17.1% United Kingdom 42.7% United States 4.3% Geographic Concentration (4) 0.0% 17.4% 45.2% 35.3% 2.1% 0% 10% 20% 30% 40% 50% 2022 2023 2024 2025 2026+ Lease Expiry by % (4)

(1) Annualized rental income converted to USD as of December 31, 2015 and includes tenant concessions, as applicable ARC GLOBAL II INVESTMENTS (Properties closed as of December 31, 2015) American Realty Capital Global Trust II, Inc. 6 ARC Global II Industry Concentration Tenant Industry Number of Properties Rented Square Feet Annualized Rental Income (000’s) (1) Annualized Rental Income as a % of Total Portfolio Financial Services 2 665,467 $13,148 26.6% Engineering 1 365,832 12,444 25.2% Publishing 1 873,119 7,597 15.4% Telecommunications 1 265,309 5,381 10.9% Logistics 3 1,273,068 3,034 6.1% Technology 2 243,520 2,041 4.1% Defense 1 96,995 1,495 3.0% Retail Food Distribution 1 152,235 1,315 2.7% Government Services 1 37,437 888 1.8% Auto Manufacturer 1 111,798 808 1.6% Freight 1 68,960 760 1.5% Environmental Services 1 70,000 563 1.1% Total: 16 4,223,740 $49,474 100.0%

Q4 ACQUISITIONS American Realty Capital Global Trust II, Inc. 7 In the 4 th quarter of 2015 ARC Global II acquired six properties containing approximately 2 . 6 million square feet ARC Global II Recent Acquisitions Tenant Acquisition Date Country Number of Properties Square Feet Remaining Lease Term Foster Wheeler Oct. 2015 UK 1 365,832 8.6 ID Logistics (I) Nov. 2015 GER 1 308,579 8.8 ID Logistics (II) Nov. 2015 FR 2 964,489 8.9 Harper Collins Dec. 2015 UK 1 873,119 9.7 DCNS Dec. 2015 FR 1 96,995 8.8 Total: 6 2,609,014 9.1 ID Logistics (France)

FINANCIAL OVERVIEW American Realty Capital Global Trust II, Inc. 8 Balance Sheet Summary (in millions) Cash & Cash Equivalents $ 22.7 Real Estate Investments, net 593.9 Other Assets 60.5 TOTAL ASSETS $ 677.1 Mortgage Notes Payable $ 281.4 Credit Facility 28.6 Mezzanine Facility 136.8 Other Liabilities 30.2 TOTAL LIABILITIES $ 477.0 TOTAL STOCKHOLDERS EQUITY $ 200.1 TOTAL LIABILITIES + EQUITY $677.1 Q4 2015 Key Financial Metrics (in millions) MFFO (1) – Q4 $ 4.1 MFFO (1) – Full year 2015 7.4 Cash Distributions – Q4 $ 2.8 DRIP Distributions – Q4 2.4 TOTAL DISTRIBUTIONS – Q4 $ 5.2 All figures as of 12/31/2015 Offering Highlights (in millions) Offering Proceeds (gross inception to date) $ 297.1 Distributions reinvested through DRIP 5.6 (1) Modified Funds From Operation (MFFO) is a Non - GAAP measure of “Funds from Operation” (FFO), with certain fees eliminated and other adjustments made. For more information and reconciliation to GAAP numbers please consult our form 10 - K.

STRONG CORPORATE GOVERNANCE

American Realty Capital Global Trust II

Board of Directors



Mike Weil

Executive Chairman

- Co-founder & CEO of AR Global
- Previously Senior VP of sales and leasing for AFRT and President of the Board of Directors of the Real Estate Investment Securities Administration (REISA).



Robert H. Burns

Independent Director

- Founder of Regent International Hotels, a proprietor of luxury hotels
- 40 year industry veteran with extensive experience in overseas real estate investing



Lee M. Elman

Independent Director / Audit Committee Chair

- Founder & President of Elman Investors Inc., an international real-estate investment bank
- 40 years of real estate investment advising domestically and abroad

Corporate Governance

- The board of directors of ARC Global II is comprised of a majority of independent directors, with additional oversight provided by an audit committee comprised solely of independent directors.
- PriceWaterhouseCoopers currently serves as the external auditor and Deloitte serves as internal auditor for ARC Global Trust II.
- ARC Global II is supported by a dedicated financial accounting and reporting team, and maintains its own financial reporting processes, controls and procedures.
- The Chief Financial Officer, Tim Salvemini, has spent the past 8+ years in finance / accounting roles for REIT's and Asset Managers. Prior to this, Tim spent over 10 years working in public accounting.

American Realty Capital Global Trust II, Inc.	
CEO and President	Scott Bowman
Chief Financial Officer	Timothy Salvemini
Chief Accounting Officer	Paschal Ferreira
Fund Controller	Shaun Reilly
Operations Controller	Enessa Bruk
Finance Manager	Leah Kusayeva
Auditors	PWC (External), Deloitte (Internal)
Audit Partner	Tom Wilkin
Law Firm	Proskauer Rose
Independent Board Members	Bob Burns; Lee Elman (Audit Committee Chair)

American Realty Capital Global Trust II, Inc. 9

BOARD OF DIRECTORS AND TEAM

American Realty Capital Global Trust II

Management Team / Investment Committee
- Scott Bowman — *CEO and President*
- *Tim Salvemini* — *CFO*

ARC Global II Board of Directors
- Mike Weil — *Exec. Chairman*
- Bob Burns — *Independent Director*
- Lee Elman — *Independent Director and Audit Committee Chair*

Moor Park Management Team / Investment Committee
- Gary Wilder — *Executive Chairman*
- Shameel Kahn — *CEO*
- Jagdeep Kapoor — *CIO*

Acquisitions Team

United States
- Jason Slear — *Executive Vice President*
- Brian Mansouri — *Vice President*
- Audrey Ellis — *Vice President*
- Kyle Gray — *Analyst*
- Lucas O'Connor — *Jr. Analyst*

Europe
- Michael Glaser — *United Kingdom*
- Javier Paz Valibuena — *Germany*
- Greg Smith — *Nordics*
- Diego Voss — *Benelux*
- Jamal Dutheil — *France*

Asset Management
- David Layton — *Head of Asset Management*
- Paul Bergegna — *Vice President*
- Max Garelick — *Asset Management Analyst*
- Karen Masey — *Assistant Property Manager*
- Samir Mody — *Property Manager*

Legal
- Akomea Poku-Kankam — *Senior Vice President & Counsel*
- Jacqui Shimmin — *Senior VP & European Counsel*
- Ken Miles — *Transaction Counsel*

Finance / Operations
- *Paschal Ferreira* — *Chief Accounting Officer*
- Enessa Bruk — *Operations Controller*
- Leah Kusayeva — *Finance Manager*
- Shaun Riley — *Fund Controller*
- *Graydon Butler* — *COO*
- Sven Utermueller — *Investment Controller*

Legend: ■ ARC Global II (grey) ■ Moor Park (red)

Shared Services Support				
Operations	Investor Relations	Accounting	Legal	Due Diligence
IT	Marketing	Human Resources	Financing	Asset Management

American Realty Capital Global Trust II, Inc. 10

American Realty Capital Global Trust II, Inc. 11 RISK FACTORS There are risks associated with an investment in American Realty Capital Global Trust II, Inc. The following is a summary of some of these risks. See the section entitled “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10 - K filed with the U.S. Securities and Exchange Commission on March 22, 2016 (our “10 - K”) for a discussion of the risks which should be considered in connection with your investment . • We have a limited operating history . This inexperience makes our future performance difficult to predict . • All of our executive officers are also officers, managers and/or holders of a direct or indirect controlling interest in American Realty Capital Global II Advisors, LLC (the “Advisor”), and other entities affiliated with AR Global Investments, LLC (the successor business to AR Capital LLC, "AR Global") . As a result, our executive officers, our Advisor and its affiliates face conflicts of interest, including significant conflicts created by our Advisor's compensation arrangements with us and other investment programs advised by AR Global affiliates and conflicts in allocating time among these investment programs and us . These conflicts could result in unanticipated actions . • Because investment opportunities that are suitable for us may also be suitable for other AR Global - advised investment programs, our Advisor and its affiliates face conflicts of interest relating to the purchase of properties and other investments and such conflicts may not be resolved in our favor, meaning that we could invest in less attractive assets, which could reduce the investment return to our stockholders . • Commencing with the NAV pricing date, as described in our 10 - K, the purchase price and repurchase price for our shares will be based on our net asset value ("NAV") rather than a public trading market . Our published NAV may not accurately reflect the value of our assets . No public market currently exists, or may ever exist, for shares of our common stock and our shares are, and may continue to be, illiquid . • Our IPO was suspended effective December 31 , 2015 , and we may not be able to obtain the additional capital we require from other sources • If we and our Advisor are unable to find suitable investments, then we may not be able to achieve our investment objectives or pay distributions . • Our primary initial public offering ("IPO") raised substantially less proceeds than expected and we do not expect to raise additional proceeds in our IPO . As a result, our portfolio will be less diversified than previously planned and we may suffer other materially adverse consequences .

American Realty Capital Global Trust II, Inc. 12 RISK FACTORS (CONTINUED) • We are obligated to pay fees that may be substantial to our Advisor and its affiliates . • We depend on tenants for our rental revenue and, accordingly, our rental revenue is dependent upon the success and economic viability of our tenants . • Increases in interest rates could increase the amount of our debt payments and limit our ability to pay distributions to our stockholders . • We may be unable to raise additional debt or equity financing on attractive terms or at all . • We have paid distributions from proceeds from our primary offering, which is now suspended . As such, we do not expect to raise additional proceeds from our primary offering and, thus may be unable to pay future distributions at the same rate . • We have not generated cash flows sufficient to pay our distributions to stockholders, as such, we may be forced to borrow at unfavorable rates or depend on our Advisor to waive reimbursement of certain expenses and fees to fund our distributions . There is no assurance that our Advisor will waive reimbursement of expenses or fees . • We are subject to risks associated with our international investments, including risks associated with compliance and changes in foreign laws, fluctuations in foreign currency exchange rates and inflation . • We are subject to risks associated with any dislocations or liquidity disruptions that may exist or occur in the credit markets of the United States of America and Europe from time to time . • We may fail to qualify to be treated as a real estate investment trust for U . S . federal income tax purposes ("REIT"), which would result in higher taxes, may adversely affect our operations and would reduce our NAV and cash available for distributions . • We may be deemed to be an investment company under the Investment Company Act of 1940 , as amended (the "Investment Company Act"), and thus subject to regulation under the Investment Company Act . • We may be exposed to risks due to a lack of tenant diversity, investment types and geographic diversity . • We may be exposed to changes in general economic, business and political conditions, including the possibility of intensified international hostilities, acts of terrorism and changes in conditions of US or international lending, capital and financing markets .

American Realty Capital Global Trust II, Inc. ARCGlobalTrust2.com ▪ For account information, including balances and the status of submitted paperwork, please call us at (866) 902 - 0063 ▪ Financial Advisors may view client accounts, statements and tax forms at www.dstvision.com ▪ Shareholders may access their accounts at www.ar - global.com